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                                                                                            Exhibit 99.5

                                TO BE COMPLETED BY ALL TENDERING HOLDERS
                                          (See Instruction 5)

                                   PAYOR'S NAME:  PECO ENERGY COMPANY
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                                PART 1--PLEASE PROVIDE YOUR TIN IN                            TIN:
                                THE BOX AT RIGHT AND CERTIFY BY                               (Social Security Number
                                SIGNING AND DATING BELOW. For                                           or
                                individuals, this is your Social Security Number                     Employer
                                (SSN). For sole proprietors, see the Instructions             Identification Number)
SUBSTITUTE                      in the enclosed Guidelines. For other entities, it is
Form W-9                        your Employer Identification Number (EIN). If
Department of the Treasury      you do not have a number, see how to get a TIN
Internal Revenue Service        in the enclosed Guidelines.
Payor's Request for             --------------------------------------------------------------
Taxpayer Identification         ----------------------------------------------------------------------------------------
Number ("TIN") and
Certification                   PART 2--TIN Applied for [_]
                                ----------------------------------------------------------------------------------------
                                ----------------------------------------------------------------------------------------
                                         CERTIFICATION--UNDER PENALTIES OF PERJURY, I CERTIFY THAT:
                                (1) the number shown on this form is my correct Taxpayer Identification Number (or
                                    I am waiting for a number to be issued to me); and

                                (2) I am not subject to backup withholding either because: (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service
                                    (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

                                (3) I am a U.S. person (including a U.S. resident alien).

                                Signature________________________________   Date________________ , 2002
-                               ----------------------------------------------------------------------------------------

You must cross out item (2) above certification if you have been notified by the IRS that you are subject to backup withholding because of underreporting of interest or dividends on your tax returns and you have not been notified by the
IRS that you are no longer subject to backup withholding. The Internal Revenue Service does not require your consent to any provisions of this document other than the certifications required to avoid backup withholding.
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                      YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 2 OF
                        SUBSTITUTE FORM W-9. CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue
Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 30 percent of all reportable cash payments made to me thereafter will be withheld until I provide a number and such retained amounts will be remitted to the Internal Revenue Service as backup withholding.
Signature __________________________________________    Date ____________________ , 2002

FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF ANY
PAYMENTS MADE TO YOU ON ACCOUNT OF THE EXCHANGE BONDS. PLEASE REVIEW THE ENCLOSED
GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9
FOR ADDITIONAL DETAILS.
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